UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 19, 2007

Date of report (Date of earliest event reported)

SL Green Realty Corp.

 (Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-13199 (Commission File Number)	13-3956775 (IRS Employer Identification No.)

420 Lexington Avenue New York, New York (Address of Principal Executive Offices)	10170 (Zip Code)

(212) 594-2700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 19, 2007, SL Green Realty Corp. (“SL Green”) announced that a venture of SL Green and SITQ Immobilier, a subsidiary of Caisse de depot et placement du Quebec, closed on the acquisition of two downtown Manhattan office buildings, located at 388 and 390 Greenwich Street, for $1.575 billion. A copy of the press release announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press release regarding the acquisition of 388 and 390 Greenwich Street.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2007

SL GREEN REALTY CORP.

By:	/s/ Gregory F. Hughes
	Name:	Gregory F. Hughes
	Title:	Chief Financial Officer